1st Quarter 2024 Earnings Release Supplemental Information May 1, 2024

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” ”path,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward- looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: incurrence of additional impairment charges and a significant charge to earnings due to future events or factors, such as the outcome of our strategic alternatives review of the Consumer MEMS Microphones segment (which could result in either a sale or a restructuring of our Consumer MEMS Microphones segment), or changes to the underlying assumptions used to calculate fair value; a significant reduction in MEMS microphone sales due to any weakening demand, loss of market share, or other factors adversely affecting our levels and the timing of our sale of the MEMS microphones; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; difficulties or delays in and/or the Company’s inability to realize expected synergies from its acquisitions; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability, including due to inflation, rising interest rates, negative impacts caused by pandemics and public health crises, or the impacts of geopolitical uncertainties; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber attack, cyber breach, theft, or other unauthorized access; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation • Strong start to 2024 as we continue transformation to focus on high growth end markets. • Revenue was up year-over-year driven by double digit growth in all three segments. • Non-GAAP Diluted EPS increased from Q1 2023 as shipment volumes were significantly higher driving increased gross profit. • Net Cash from operating activities down year-over-year due to higher payments of other accrued expenses in the first quarter of 2024. 3 Solid Q1 performance, above expectations Q1 2024 Year-over-Year 144.3 196.4 1Q 23 1Q 24 REVENUE ($M) 21.9 17.3 1Q 23 1Q 24 Non-GAAP DILUTED EPS* ($) NET CASH PROVIDED BY OPERATING ACTIVITIES ($M) 0.05 0.20 1Q 23 1Q 24 +300.0%+36.1% -21.0%

• Revenue is up versus the year ago period on increased demand in the hearing health market as customer inventories have returned to normal levels. • Non-GAAP Gross Profit Margin increased year-over- year driven by improved factory performance and favorable product mix. Q1 2024 Segment Performance MedTech & Specialty Audio * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 4 45.5 57.1 1Q 23 1Q 24 REVENUE ($M) +25.5% Non-GAAP GROSS PROFIT MARGIN* (%) 43.5 54.8 1Q 23 1Q 24 +1130 bps

• Revenue up year-over-year driven by the acquisition of Cornell partially offset by lower shipments into the distribution and industrial end markets. • Non-GAAP Gross Profit Margin down due to lower factory capacity utilization and product mix from the Cornell acquisition. 5 Q1 2024 Segment Performance Precision Devices * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 53.7 74.3 1Q 23 1Q 24 +38.4% 46.9 36.1 1Q 23 1Q 24 -1080 bps

• Revenue increased year- over-year due to increased consumer demand and share gain in mobile, ear and compute markets. • Non-GAAP Gross Profit Margin increased year-over- year based on improved factory capacity utilization partially offset by lower pricing. Q1 2024 Segment Performance Consumer MEMS Microphones * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 6 45.1 65.0 1Q 23 1Q 24 REVENUE ($M) +44.1% Non-GAAP GROSS PROFIT MARGIN* (%) 21.7 26.2 1Q 23 1Q 24 +450 bps

July 28, 2021 Outlook Q2 2024 Guidance 7 GAAP ADJUSTMENTS NON-GAAP Revenue $199 to $209 million — $199 to $209 million Diluted earnings per share $0.08 to $0.12 $0.14 $0.22 to $0.26 Net cash provided by operating activities $20 to $30 million — $20 to $30 million Q2 2024 GAAP results are expected to include approximately $0.06 per share in stock-based compensation, $0.05 per share in amortization of intangibles, and $0.03 per share in integration and production transfer costs related to the acquisition of Cornell Dubilier that are excluded from non-GAAP results.

8 Appendix

July 28, 2021 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures 9 Quarter Ended March 31, (in millions, except per share amounts) 2024 2023 Revenues $ 196.4 $ 144.3 Gross profit $ 69.9 $ 53.8 Gross profit margin 35.6% 37.3 % Stock-based compensation expense 0.5 0.5 Restructuring charges 1.0 0.1 Production transfer costs (1) 0.8 — Acquisition-related costs (2) 1.4 — Other (3) 1.1 — Non-GAAP gross profit $ 74.7 $ 54.4 Non-GAAP gross profit margin 38.0% 37.7 % Operating expenses $ 65.6 $ 54.8 Stock-based compensation expense (6.2) (7.3) Intangibles amortization expense (5.9) (2.9) Restructuring charges (1.5) (1.0) Acquisition-related costs (2) (2.8) — Other (3) (0.1) 0.4 Non-GAAP operating expenses $ 49.1 $ 44.0 Non-GAAP operating expenses margin 25.0% 30.5 % Net earnings (loss) $ 2.5 $ (5.2) Interest expense, net 4.4 0.8 Provision for income taxes 3.2 1.1 Earnings (loss) before interest and income taxes 10.1 (3.3) Earnings (loss) before interest and income taxes margin 5.1% (2.3) % Stock-based compensation expense 6.7 7.8 Intangibles amortization expense 5.9 2.9 Restructuring charges 2.5 1.1 Production transfer costs (1) 0.8 — Acquisition-related costs (2) 4.2 — Gain on sale of asset, net (4) (5.4) — Other (3) 0.9 (0.4) Adjusted earnings before interest and income taxes $ 25.7 $ 8.1 Adjusted earnings before interest and income taxes margin 13.1% 5.6 % Notes: (1) Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily within the United States. These amounts are included in the corresponding Gross profit and Earnings (loss) before interest and income taxes for each period presented. (2) These expenses are related to the acquisition of Cornell Dubilier by the Precision Devices segment. These expenses include ongoing costs to facilitate integration, the amortization of fair value adjustments to inventory, and costs incurred by the Company to carry out this transaction. (3) Other expenses include non-recurring professional service fees related to the execution of various reorganization projects, foreign currency exchange rate impacts on restructuring balances, and the ongoing net lease cost (income) related to facilities not used in operations. (4) This gain is related to the sale of intellectual property used in the Intelligent Audio product line, which is included within the Consumer MEMS Microphones segment.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures 10 Quarter Ended March 31, (in millions, except per share amounts) 2024 2023 Net earnings (loss) $ 2.5 $ (5.2) Interest expense, net 4.4 0.8 Provision for income taxes 3.2 1.1 Earnings (loss) before interest and income taxes $ 10.1 $ (3.3) Non-GAAP reconciling adjustments (5) 15.6 11.4 Depreciation expense 8.1 9.2 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 33.8 $ 17.3 Adjusted EBITDA margin 17.2% 12.0 % Net earnings (loss) $ 2.5 $ (5.2) Non-GAAP reconciling adjustments (5) 15.6 11.4 Income tax effects of non-GAAP reconciling adjustments (6) (0.5) 1.1 Non-GAAP net earnings $ 18.6 $ 5.1 Diluted earnings (loss) per share $ 0.03 $ (0.06) Earnings per share non-GAAP reconciling adjustment 0.17 0.11 Non-GAAP diluted earnings per share $ 0.20 $ 0.05 Diluted average shares outstanding 90.5 91.4 Non-GAAP adjustment (7) 2.2 3.3 Non-GAAP diluted average shares outstanding (7) 92.7 94.7 Notes: (5) The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings (loss) before interest and income taxes to Adjusted earnings before interest and income taxes. (6) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. (7) The number of shares used in the diluted per share calculations on a non- GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

Historical Segment Data 11 Precision Devices MedTech & Specialty Audio Consumer MEMS Microphones Quarter Ended Quarter Ended Quarter Ended March 31, December 31, September 30, June 30, March 31, March 31, December 31, September 30, June 30, March 31, March 31, December 31, September 30, June 30, March 31, (in millions) 2024 2023 2023 2023 2023 2024 2023 2023 2023 2023 2024 2023 2023 2023 2023 Revenues $ 74.3 $ 69.7 $ 50.2 $ 47.8 $ 53.7 $ 57.1 $ 67.4 $ 56.5 $ 60.6 $ 45.5 $ 65.0 $ 78.1 $ 68.4 $ 64.6 $ 45.1 Gross profit $ 22.9 $ 22.5 $ 20.0 $ 18.6 $ 25.1 $ 31.2 $ 36.4 $ 30.9 $ 32.3 $ 19.7 $ 16.9 $ 19.9 $ 27.2 $ 23.3 $ 9.6 Gross profit margin 30.8% 32.3% 39.8% 38.9% 46.7% 54.6% 54.0% 54.7% 53.3% 43.3% 26.0% 25.5% 39.8% 36.1% 21.3 % Stock-based compensation expense 0.2 0.1 0.1 0.4 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.2 0.1 0.1 Restructuring charges 1.0 0.9 0.2 — — — — — — — — (0.7) (0.1) (1.7) 0.1 Production transfer costs 0.8 0.4 — — — — — — — — — — — — — Acquisition-related costs 1.4 0.8 — — — — — — — — — — — — — Other 0.5 — — — — — — — — — — — — — — Non-GAAP gross profit $ 26.8 $ 24.7 $ 20.3 $ 19.0 $ 25.2 $ 31.3 $ 36.5 $ 31.0 $ 32.4 $ 19.8 $ 17.0 $ 19.3 $ 27.3 $ 21.7 $ 9.8 Non-GAAP gross profit margin 36.1% 35.4% 40.4% 39.7% 46.9% 54.8% 54.2% 54.9% 53.5% 43.5% 26.2% 24.7% 39.9% 33.6% 21.7 % Research and development expenses $ 4.7 $ 4.0 $ 3.1 $ 3.3 $ 3.4 $ 4.7 $ 4.3 $ 4.8 $ 4.7 $ 4.4 $ 11.2 $ 10.6 $ 11.7 $ 11.7 $ 12.1 Research and development expenses margin 6.3% 5.7% 6.2% 6.9% 6.3% 8.2% 6.4% 8.5% 7.8% 9.7% 17.2% 13.6% 17.1% 18.1% 26.8 % Stock-based compensation expense (0.1) (0.1) (0.2) (0.1) (0.2) (0.4) (0.3) (0.3) (0.3) (0.4) (1.0) (0.9) (0.6) (1.4) (1.1) Intangibles amortization expense (0.6) (0.6) (0.1) (0.1) (0.1) — — — — — (1.5) (1.5) (1.5) (1.5) (1.5) Acquisition-related costs (0.3) — — — — — — — — — — — — — — Other — — — — — — — — — — — (0.1) (0.1) (0.1) — Non-GAAP research and development expenses $ 3.7 $ 3.3 $ 2.8 $ 3.1 $ 3.1 $ 4.3 $ 4.0 $ 4.5 $ 4.4 $ 4.0 $ 8.7 $ 8.1 $ 9.5 $ 8.7 $ 9.5 Non-GAAP research and development expenses margin 5.0% 4.7% 5.6% 6.5% 5.8% 7.5% 5.9% 8.0% 7.3% 8.8% 13.4% 10.4% 13.9% 13.5% 21.1 % Selling and administrative expenses $ 18.7 $ 14.8 $ 9.6 $ 10.4 $ 10.9 $ 3.8 $ 4.1 $ 3.9 $ 4.0 $ 3.9 $ 5.8 $ 4.9 $ 4.4 $ 4.7 $ 5.0 Selling and administrative expenses margin 25.2% 21.2% 19.1% 21.8% 20.3% 6.7% 6.1% 6.9% 6.6% 8.6% 8.9% 6.3% 6.4% 7.3% 11.1 % Stock-based compensation expense 0.2 (0.5) (0.5) (0.6) (0.6) (0.5) (0.5) (0.5) (0.4) (0.4) (0.5) (0.4) (0.4) (0.4) (0.5) Intangibles amortization expense (3.8) (2.6) (1.4) (1.3) (1.3) — — — — — — — — — — Acquisition-related costs (1.9) (0.8) — — — — — — — — — — — — — Other — — — — — — — — — — — 0.1 0.7 0.3 0.4 Non-GAAP selling and administrative expenses $ 13.2 $ 10.9 $ 7.7 $ 8.5 $ 9.0 $ 3.3 $ 3.6 $ 3.4 $ 3.6 $ 3.5 $ 5.3 $ 4.6 $ 4.7 $ 4.6 $ 4.9 Non-GAAP selling and administrative expenses margin 17.8% 15.6% 15.3% 17.8% 16.8% 5.8% 5.3% 6.0% 5.9% 7.7% 8.2% 5.9% 6.9% 7.1% 10.9 % Operating expenses $ 24.9 $ 19.1 $ 13.8 $ 13.7 $ 14.3 $ 8.5 $ 8.4 $ 8.7 $ 8.7 $ 8.3 $ 17.0 $ 15.5 $ 16.1 $ 17.0 $ 17.8 Operating expenses margin 33.5% 27.4% 27.5% 28.7% 26.6% 14.9% 12.5% 15.4% 14.4% 18.2% 26.2% 19.8% 23.5% 26.3% 39.5 % Stock-based compensation expense 0.1 (0.6) (0.7) (0.7) (0.8) (0.9) (0.8) (0.8) (0.7) (0.8) (1.5) (1.3) (1.0) (1.8) (1.6) Intangibles amortization expense (4.4) (3.2) (1.5) (1.4) (1.4) — — — — — (1.5) (1.5) (1.5) (1.5) (1.5) Restructuring charges (1.5) (0.3) (1.1) — — — — — — — — — — (0.6) (0.7) Acquisition-related costs (2.2) (0.8) — — — — — — — — — — — — — Other — — — — — — — — — — — — 0.6 0.2 0.4 Non-GAAP operating expenses $ 16.9 $ 14.2 $ 10.5 $ 11.6 $ 12.1 $ 7.6 $ 7.6 $ 7.9 $ 8.0 $ 7.5 $ 14.0 $ 12.7 $ 14.2 $ 13.3 $ 14.4 Non-GAAP operating expenses margin 22.7% 20.4% 20.9% 24.3% 22.5% 13.3% 11.3% 14.0% 13.2% 16.5% 21.5% 16.3% 20.8% 20.6% 31.9%

Historical Segment Data 12 Precision Devices MedTech & Specialty Audio Consumer MEMS Microphones Quarter Ended Quarter Ended Quarter Ended March 31, December 31, September 30, June 30, March 31, March 31, December 31, September 30, June 30, March 31, March 31, December 31, September 30, June 30, March 31, (in millions) 2024 2023 2023 2023 2023 2024 2023 2023 2023 2023 2024 2023 2023 2023 2023 Revenues $ 74.3 $ 69.7 $ 50.2 $ 47.8 $ 53.7 $ 57.1 $ 67.4 $ 56.5 $ 60.6 $ 45.5 $ 65.0 $ 78.1 $ 68.4 $ 64.6 $ 45.1 Operating (loss) earnings $ (2.0) $ 3.4 $ 6.2 $ 4.9 $ 10.8 $ 22.7 $ 28.0 $ 22.2 $ 23.6 $ 11.4 $ (0.1) $ 4.4 $ 11.1 $ 6.3 $ (8.2) Other expense, net 0.1 — 0.1 0.1 0.1 — — — — — — — — — — Gain on sale of asset, net — — — — — — — — — — (5.4) — — — — (Loss) earnings before interest and income taxes $ (2.1) $ 3.4 $ 6.1 $ 4.8 $ 10.7 $ 22.7 $ 28.0 $ 22.2 $ 23.6 $ 11.4 $ 5.3 $ 4.4 $ 11.1 $ 6.3 $ (8.2) (Loss) earnings before interest and income taxes margin -2.8% 4.9% 12.2% 10.0% 19.9% 39.8% 41.5% 39.3% 38.9% 25.1% 8.2% 5.6% 16.2% 9.8% -18.2 % Stock-based compensation expense 0.1 0.7 0.8 1.1 0.9 1.0 0.9 0.9 0.8 0.9 1.6 1.4 1.2 1.9 1.7 Intangibles amortization expense 4.4 3.2 1.5 1.4 1.4 — — — — — 1.5 1.5 1.5 1.5 1.5 Restructuring charges 2.5 1.2 1.3 — — — — — — — — (0.7) (0.1) (1.1) 0.8 Production transfer costs 0.8 0.4 — — — — — — — — — — — — — Acquisition-related costs 3.6 1.6 — — — — — — — — — — — — — Gain on sale of asset, net — — — — — — — — — — (5.4) — — — — Other 0.5 — — — — — — — — — — — (0.6) (0.2) (0.4) Adjusted earnings (loss) before interest and income taxes $ 9.8 $ 10.5 $ 9.7 $ 7.3 $ 13.0 $ 23.7 $ 28.9 $ 23.1 $ 24.4 $ 12.3 $ 3.0 $ 6.6 $ 13.1 $ 8.4 $ (4.6) Adjusted earnings (loss) before interest and income taxes margin 13.2% 15.1% 19.3% 15.3% 24.2% 41.5% 42.9% 40.9% 40.3% 27.0% 4.6% 8.5% 19.2% 13.0% -10.2 % Operating (loss) earnings $ (2.0) $ 3.4 $ 6.2 $ 4.9 $ 10.8 $ 22.7 $ 28.0 $ 22.2 $ 23.6 $ 11.4 $ (0.1) $ 4.4 $ 11.1 $ 6.3 $ (8.2) Other expense, net 0.1 — 0.1 0.1 0.1 — — — — — — — — — — Gain on sale of asset, net — — — — — — — — — — (5.4) — — — — (Loss) earnings before interest and income taxes $ (2.1) $ 3.4 $ 6.1 $ 4.8 $ 10.7 $ 22.7 $ 28.0 $ 22.2 $ 23.6 $ 11.4 $ 5.3 $ 4.4 $ 11.1 $ 6.3 $ (8.2) Non-GAAP reconciling adjustments 11.9 7.1 3.6 2.5 2.3 1.0 0.9 0.9 0.8 0.9 (2.3) 2.2 2.0 2.1 3.6 Depreciation expense 2.7 2.5 1.9 2.0 1.9 2.0 2.0 2.0 2.1 2.1 2.9 3.0 3.1 3.6 4.6 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 12.5 $ 13.0 $ 11.6 $ 9.3 $ 14.9 $ 25.7 $ 30.9 $ 25.1 $ 26.5 $ 14.4 $ 5.9 $ 9.6 $ 16.2 $ 12.0 $ — Adjusted EBITDA margin 16.8% 18.7% 23.1% 19.5% 27.7% 45.0% 45.8% 44.4% 43.7% 31.6% 9.1% 12.3% 23.7% 18.6% 0.0%

Reconciliation of Segment EBIT to Consolidated Net Earnings 13 Quarter Ended March 31, December 31, September 30, June 30, March 31, (in millions) 2024 2023 2023 2023 2023 Earnings (loss) before interest and income taxes Precision Devices $ (2.1) $ 3.4 $ 6.1 $ 4.8 $ 10.7 MedTech & Specialty Audio 22.7 28.0 22.2 23.6 11.4 Consumer MEMS Microphones 5.3 4.4 11.1 6.3 (8.2) Total segments 25.9 35.8 39.4 34.7 13.9 Corporate expense / other 15.8 22.4 17.3 16.5 17.2 Interest expense, net 4.4 3.2 0.6 0.8 0.8 Earnings (loss) before income taxes 5.7 10.2 21.5 17.4 (4.1) Provision for (benefit from) income taxes 3.2 (37.2) 4.9 3.8 1.1 Net earnings (loss) $ 2.5 $ 47.4 $ 16.6 $ 13.6 $ (5.2)

Reconciliation of Net Debt 14 (in millions) March 31, 2024 Current maturities of long-term debt $ 48.0 Long-term debt 245.2 Total debt 293.2 Less: Cash and cash equivalents (122.1) Net debt $ 171.1

Thank you 15